SUBSCRIPTION AGREEMENT
                                DCAP GROUP, INC.


         Subscription Agreement for the Purchase of Units consisting of Common Stock, Class A Warrants, Class B, Warrants and Class C Warrants

     The undersigned (the "Investor") hereby subscribes for the number of units ("Units") set forth on page 13 hereof of DCAP Group, Inc. (the "Company"), each Unit consisting of (i) 45,453 shares of the Company's common stock ("Common Stock"); (ii) 15,151 Class A Common Stock purchase warrants (the "Class A Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $1.65; (iii) 15,151 Class B Common Stock purchase warrants (the "Class B Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.06; and (iv) 15,151 Class C Common Stock purchase warrants (the "Class C Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.48. The Class A Warrants, the Class B Warrants and the Class C Warrants shall hereinafter collectively be referred to as the "Warrants." The Units are being offered in connection with the Company's private placement (the "Offering") of a minimum of $1,000,000 (the "Minimum Offering") and a maximum of $2,000,000 (the "Maximum Offering") of Units at a price of $50,000 per Unit. The Minimum Offering shall be on a "best efforts, all or none basis," and any additional Units up to the Maximum Offering shall be offered on a "best efforts" basis.

     The number of shares of Common Stock included with a Unit was determined by dividing the per Unit purchase price of $50,000 by $1.10. For each three shares of Common Stock included

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



within a Unit, one Class A Warrant, one Class B Warrant and one Class C Warrant were also included.

     At the time any of the Common Stock issued to the Investor initially becomes publicly saleable (either pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or because a registration statement filed under the Securities Act covering such shares is declared effective by the Securities and Exchange Commission (the "SEC")), if the preceding 30 trading day average of the closing prices of the Common Stock (as reported by the Bulletin Board, The Nasdaq Stock Market or a securities exchange, depending upon where the Company's Common Stock is then traded or listed) (the "Later Market Value") is less than $1.65 per share (the "Base Market Value"), the Investor shall be entitled to receive additional shares of Common Stock and Warrants as if the Offering had been based upon the Later Market Value (rounded up to the next whole cent) (but in no event more than an additional 50% of the original shares of Common Stock and Warrants issued). The right to receive additional Common Stock and Warrants shall not be deemed attached to the purchased Common Stock and Warrants, and shall not be considered transferred to any person who acquires such originally purchased Common Stock and Warrants.

     At any time during the two year period following the first anniversary of the final closing of the Offering (the "Final Closing") (with respect to demand registration rights) and during the four year period following the first anniversary of the Final Closing (with respect to piggyback registration rights), the Investor will be entitled to exercise demand and piggyback registration rights pursuant to the terms of a Registration Rights Agreement to be executed simultaneously herewith.

     In connection with the Offering, the placement agent, Aegis Capital Corp. (the "Placement Agent"), shall be entitled to receive a commission of 10% of the gross proceeds derived from the sale of Units and warrants to purchase up to 10% of the aggregate amount of Units sold in the Offering (the "Placement Agent's Warrants"), except that the Placement Agent shall not be entitled to receive a commission or any Placement Agent's Warrants in connection with a sale of Units to Eagle Insurance Company (a principal stockholder of the Company) or an affiliate thereof. The Company will pay all costs and expenses reasonably incurred by the Placement Agent in connection with the Offering up to $35,000, including all legal fees and disbursements. In addition, the Placement Agent will perform consulting services to the Company for a period of two years for a aggregate fee of $50,000 which is payable upon the first closing of the Offering.

     The undersigned agrees to pay an aggregate of $50,000 as a subscription for each Unit being purchased hereunder. The entire purchase price is due and payable upon the execution of this Subscription Agreement, and shall be payable by wire transfer or check subject to collection, to the order of "Continental Stock Transfer & Trust Company, as Agent for DCAP Group, Inc." The wire transfer instructions are as follows:


         Name:                      Continental Stock Transfer & Trust Company, as Escrow Agent for
                                    DCAP Group, Inc.
         Account Number:            777581744
         Bank:                      Chase Bank,  52 Broadway, New York, NY
         ABA Number:                021 000 021


     The Company and the Placement Agent shall each have the right to reject this subscription in whole or in part.

     The undersigned acknowledges that the Unit(s) being purchased hereunder have not been registered under the Securities Act, or the securities laws of any state, that, absent an exemption from registration contained in those laws, the Unit(s) and the securities underlying the Unit(s) would require registration, and that the Company's reliance upon such exemption is based upon the undersigned's representations, warranties, and agreements contained in this Subscription Agreement, the Registration Rights Agreement between the Company and the undersigned and the accompanying Confidential Prospective Purchaser Questionnaire (collectively, the "Subscription Documents").

          1. The undersigned represents, warrants, and agrees as follows:

          a. The undersigned agrees that this Subscription Agreement is and shall be irrevocable.

          b. The undersigned has carefully read the Confidential Private Offering Memorandum, dated April 5, 1999, and exhibits thereto (the "Memorandum"), and the Subscription Documents (collectively, the "Offering Materials"), all of which the undersigned acknowledges has been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Offering Materials and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned reasonably desires in order to evaluate the investment. The undersigned understands the Offering Materials, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Materials with his counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Materials. The undersigned has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Offering Materials. The undersigned does not desire to receive any further information.

          c. The undersigned is aware that the purchase of the Unit(s) is a speculative investment involving a high degree of risk, that there is no guarantee that the undersigned will realize any gain from this investment, and that the undersigned could lose the total amount of this investment. The undersigned has specifically reviewed the section in the Memorandum entitled "Risk Factors."

          d. The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering, or any recommendation or endorsement of this Offering.

          e. The undersigned is purchasing the Unit(s) for the undersigned's own account, with the intention of holding the Unit(s) and with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Unit(s), and shall not make any sale, transfer, or pledge thereof without registration under the Securities Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

          f. The undersigned represents that he is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Investor is referred to the section of the Memorandum entitled "Plan of Offering - Investor Suitability" for a full explanation of such term.

          g. The undersigned represents that, if an individual, he has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Unit(s). The undersigned has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

          h. The undersigned is financially able to bear the economic risk of this investment, including the ability to hold the Unit(s) indefinitely, or to afford a complete loss of his investment in the Unit(s).

          i. The undersigned represents that the undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Unit(s) will not cause such overall commitment to become excessive. The undersigned understands that the statutory basis on which the Unit(s) are being sold to the undersigned and others would not be available if the undersigned's present intention were to hold the Unit(s) for a fixed period or until the occurrence of a certain event. The undersigned realizes that, in the view of the SEC, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Unit(s), and for which such Unit(s) may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company, and the SEC would then regard such sale as a sale for which the exemption from registration is not available. The undersigned will not pledge, transfer or assign this Subscription Agreement.

          j. The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management. The undersigned is purchasing the Unit(s) with the undersigned's funds and not with the funds of any other person, firm, or entity and is acquiring the Unit(s) for the undersigned's account. No person other than the undersigned has any beneficial interest in the Unit(s) being purchased hereunder.

          k. FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust or other entity,
          (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Unit(s), (iii) the undersigned has the full power of such entity to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

          l. The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he or she is an individual, or its principal business address if it is a corporation or other entity.

          m. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units.

          n. The undersigned acknowledges that the certificates for the Common Stock underlying the Units, which the undersigned will receive, will contain a legend substantially as follows:

                  THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT, OR AN OPINION OF COUNSEL FOR THE COMPANY IS RECEIVED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT. THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A SUBSCRIPTION AGREEMENT, DATED JUNE 2, 1999, BETWEEN THE HOLDER AND THE COMPANY, A COPY OF WHICH IS AVAILABLE AT THE OFFICES OF THE COMPANY.

          The undersigned further acknowledges that a stop transfer order will be placed upon the certificates for the securities in accordance with the Securities Act. The undersigned further acknowledges that the Company is under no obligation to aid the undersigned in obtaining any exemption from registration requirements.

     2. The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned's representations contained in the Subscription Documents.

     3. The undersigned irrevocably appoints and authorizes the Placement Agent to take such action as agent and attorney-in-fact on his behalf and to exercise such power and authority as said agent and attorney-in-fact would have if personally acting, with respect to all matters arising in connection with securing the Company's obligations under the Registration Rights Agreement of even date hereof, with full power and authority to execute, deliver and enforce for and on behalf of the undersigned all such agreements, consents and documents. Neither the Placement Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken in connection with the authority granted pursuant to the preceding sentence, or incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing believed by it or them to be genuine. The undersigned shall indemnify the Placement Agent against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except any thereof arising out of the gross negligence or willful misconduct of the Placement Agent) that Placement Agent may suffer or incur in connection with any action or inaction pursuant to the foregoing appointment as agent and attorney-in-fact.

     4. The undersigned agrees that he will not sell or transfer the Common Stock or Warrants, or the shares of Common Stock underlying the Warrants, for a period of twelve months from the first closing date of the Offering without the prior written consent of the Placement Agent. The undersigned also agrees that he will be subject to any lock-up imposed by NASDAQ or any other regulatory agency.

     5. The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business as described in the Memorandum and to enter into this Subscription Agreement and to be bound by the provisions and conditions hereof.

     6. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

     7. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instruments executed simultaneously herewith, which alone fully and completely expresses their agreement.

     8. This Subscription Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Subscription Agreement.

     9. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

     10. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding choice of law principles thereof, and the undersigned hereby consents to the jurisdiction of the courts of the State of New York and the United States District Courts situated therein, without giving effect to the actual domiciles of the parties.

     11. Any reference in this Subscription Agreement to the male gender shall be deemed to refer to the feminine or neuter where applicable.

     12. This Subscription Agreement may be executed in counterparts each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

     13. Upon the execution and delivery of this Subscription Agreement by the Investor, this Subscription Agreement shall become a binging obligation of the Investor with respect to the purchase of the Units as herein provided.

     14. Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by registered or certified mail, return receipt requested, or overnight mail or delivery, addressed to the Company at 90 Merrick Avenue, East

Meadow, New York 11554 Attention: Chairman of the Board, and to the Investor at his address indicated on the signature page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

     IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this  Subscription
Agreement on this ___ day of ________ , 1999.

                        x ($50,000 Per Unit) = $
----------------------                         -------------------------------
  Units Subscribed


1.  o   Individual                                8. o  As a Custodian for
2.  o   Joint Tenants with Right of Survivorship        ____________________
3.  o   Community Property                              Under the Uniform Gift
4.  o   Tenants in Common                               to Minors Act of the
5.  o   Corporation/Partnership                         State.
6.  o   IRA of
               --------------------------------   9. o  Married with Separate
7.  o   Trust                                           Property
                                                 10. o  Keogh

        Date Opened__________________

                 EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

--------------------------------------------------------------------------------
                     Exact Name in Which Title is to be Held

--------------------------------------------------------------------------------
                                    Signature

--------------------------------------------------------------------------------
                               Name (Please Print)

--------------------------------------------------------------------------------
                          Residence: Number and Street

--------------------------------------------------------------------------------
City                            State                               Zip Code

--------------------------------------------------------------------------------
                             Social Security Number

Accepted this 2nd day of June 1999, on behalf of:

                                         DCAP GROUP, INC.

                                         By:_____________________________

                  EXECUTION BY SUBSCRIBER WHO IS A CORPORATION,
                            PARTNERSHIP, TRUST, ETC.


--------------------------------------------------------------------------------
                     Exact Name in Which Title is to be Held

--------------------------------------------------------------------------------
                                    Signature

--------------------------------------------------------------------------------
                               Name (Please Print)

--------------------------------------------------------------------------------
                               Title of Signatory

--------------------------------------------------------------------------------
                       Business Address: Number and Street

--------------------------------------------------------------------------------
City                              State                               Zip Code

--------------------------------------------------------------------------------
                          Employer or NASD affiliation

--------------------------------------------------------------------------------
                            Tax Identification Number

Accepted this 2nd day of June, 1999, on behalf of:

                                          DCAP GROUP, INC.

                                          By:_____________________________

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